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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



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                                   FORM 8-K/A




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003
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                             SALON MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                    0-26395                   94-3228750
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)



              22 Fourth Street, 16th Floor, San Francisco, CA 94103
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:   (415) 645-9200
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          (Former name or former address, if changed since last report)




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Salon Media Group, Inc. (the Registrant) hereby amends in its entirety the Form
8-K filed on November 6, 2003 to clarify certain statements made therein.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Previous independent accountants

         (i) On October 30, 2003, PricewaterhouseCoopers LLP declined to stand for reappointment as the Registrant's independent accountant after the filing of the Form 10-Q for the Registrant for the quarter ended Sept. 30, 2003, which Form 10-Q was filed by the Registrant on Nov. 13, 2003. Therefore, PricewaterhouseCoopers LLP ceased serving as the Registrant's independent accountant as of Nov. 13, 2003.

         (ii) The reports of PricewaterhouseCoopers LLP on the financial statements as of and for the two fiscal years ended March 31, 2003 and 2002 contained an explanatory paragraph that expressed substantial doubt regarding the Registrant's ability to continue as a going concern. Such reports did not contain any other adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle.

         (iii) In connection with its audits as of and for the two fiscal years ended March 31, 2003 and 2002 and through Nov. 13, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the two fiscal years ended March 31, 2003 and 2002 and through Nov. 13, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 26, 2003 is filed as Exhibit 16.2 to this Form 8-K/A.

(b)      New independent accountants

         (i) The Registrant engaged Burr, Pilger & Mayer LLP as its new independent accountant on October 31, 2003. During the two most recent fiscal years ended March 31, 2003 and through the six month interim period ended September 30, 2003, and through October 30, 2003, the Registrant has not consulted with Burr, Pilger & Mayer LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Salon Media Group, Inc. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.




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
ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits


Exhibit No.          Description
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         16.2    Letter from PricewaterhouseCoopers LLP to the Securities
                 and Exchange Commission
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SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SALON MEDIA GROUP, INC.


Dated:  11/26/03                             /s/ Elizabeth Hambrecht
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                                             Elizabeth Hambrecht, President,
                                             Chief Financial Officer,
                                             Treasurer and Secretary












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